Exhibit 10.1

THIRTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of January 31, 2019 is by and among CELADON GROUP, INC. (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

A. Certain credit facilities have been provided to the Loan Parties pursuant to that certain Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of December 12, 2014 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent.

B. The Borrower has informed the Administrative Agent and the Lenders that it intends to consummate one or more Qualifying Liquidity Events and use the proceeds of such Qualifying Liquidity Events to repay certain Obligations.

C. The Borrower has requested that the Lenders make certain amendments to the Credit Agreement.

D. The Lenders have agreed to do so on the terms and conditions set forth in this Amendment.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.           Estoppel, Acknowledgement and Reaffirmation.  The undersigned Loan Parties hereby acknowledge and agree that, as of the date hereof, the Outstanding Amount of the Committed Loans and L/C Obligations constitute valid and subsisting obligations of such Loan Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind.  The undersigned Loan Parties hereby acknowledge the Loan Parties’ obligations under the respective Loan Documents to which they are party.  Each of the undersigned Loan Parties hereby (i) acknowledges that it has granted Liens in favor of the Administrative Agent pursuant to, and is a party to, the Collateral Documents (including, with respect to certain Guarantors, pursuant to the Joinder Agreements executed by such Guarantors); (ii) reaffirms that each of the Liens created and granted in or pursuant to the Collateral Documents is valid and subsisting as of the date hereof; (iii) agrees that such Liens shall continue in effect as security for all Obligations; and (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect such Liens.

3.             Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and substituting the following therefor:

“Aggregate Commitments” means the Commitments of all Lenders.  The amount of the Aggregate Commitments in effect (i) from the Twelfth Amendment Effective Date through and including February 27, 2019 shall be $238,240,000; (ii) from February 28, 2019 through and including March 30, 2019 shall be $128,240,000 and (iii) from and after March 31, 2019 shall be $93,240,000, in each case, as such amount may be reduced pursuant to this Agreement.

“Maximum Borrowing Amount” means (i) as of the Twelfth Amendment Effective Date, an amount equal to $203,240,000; (ii) as of February 28, 2019, an amount equal to $93,240,000 minus the amount by which the Maximum Borrowing Amount has been reduced pursuant to Section 2.05 due to the Disposition permitted by Section 7.05(d)(ii) after the Twelfth Amendment Effective Date and prior to February 28, 2019 and (iii) as of March 31, 2019, an amount equal to $58,240,000 minus the amount by which the Maximum Borrowing Amount has been reduced pursuant to Section 2.05 due to the Disposition permitted by Section 7.05(d)(ii) after the Twelfth Amendment Effective Date and prior to March 31, 2019, in each case, as such amount may be subsequently reduced from time to time pursuant to Section 2.05 or increased up to an amount not to exceed the Aggregate Commitments with the written consent of the Required Lenders.

“Maximum Outstanding Amount” means (i) as of the Twelfth Amendment Effective Date, an amount equal to $238,240,000; (ii) as of February 28, 2019, an amount equal to $128,240,000 minus the amount by which the Maximum Outstanding Amount has been reduced pursuant to Section 2.05 due to the Disposition permitted by Section 7.05(d)(ii) after the Twelfth Amendment Effective Date and prior to February 28, 2019 and (iii) as of March 31, 2019, an amount equal to $93,240,000 minus the amount by which the Maximum Outstanding Amount has been reduced pursuant to Section 2.05 due to the Disposition permitted by Section 7.05(d)(ii) after the Twelfth Amendment Effective Date and prior to March 31, 2019, in each case, as such amount may be subsequently reduced from time to time pursuant to Section 2.05 or increased up to an amount not to exceed the Aggregate Commitments with the written consent of the Required Lenders.

(b) Section 6.12(a) of the Credit Agreement is hereby amended by deleting the ratio “3.39:1.00” appearing opposite the January 31, 2019 testing date and inserting “4.36:1.00” in place of such ratio.

4.            Extension of Certain Letters of Credit.  The Lenders hereby authorize and direct the L/C Issuer to extend the expiry date of the following Letters of Credit to a date not later than the date set forth opposite each such Letter of Credit:

Letter of Credit Number	Beneficiary	Existing Expiry Date	New Expiry Date
00000068139003	Wells Fargo Equipment Finance, Inc.	May 31, 2019	April 1, 2020
00000068133355	Westchester Fire Insurance Company	May 15, 2019	May 15, 2020
00000068112864	South Carolina Department of Insurance	June 30, 2019	June 30, 2020

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5.             Conditions Precedent.  This Amendment shall become effective as of the date hereof upon the satisfaction (or waiver by the Administrative Agent) of the following conditions precedent:

(a) receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors (excluding the Mexican Loan Parties), each Lender and the Administrative Agent;

(b) receipt  by the Administrative Agent of $30,000 in respect of an administrative fee, $10,000 of which shall be distributed to each Lender;

(c) receipt by the Administrative Agent of opinions of legal counsel to the Borrower in form and substance reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each Lender, dated as of the date hereof; and

(d) receipt by the Administrative Agent of a certificate of each Loan Party (excluding the Mexican Loan Parties) dated as of the date hereof signed by a Responsible Officer of such Loan Party (A) certifying and attaching resolutions adopted by the board of directors or equivalent governing body of such Loan Party approving this Amendment and (B) in the case of the Borrower, certifying that, after giving effect to this Amendment, (1) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events, and (2) no Default exists after giving effect to this Amendment.

6.            Payment of Fees and Expenses.  Without limiting the Loan Parties’ obligations under Section 10.04 of the Credit Agreement, the Borrower shall, promptly, and in any event within 5 Business Days of demand therefor, reimburse (i) the Administrative Agent for all fees and expenses of the Administrative Agent (including without limitation, all fees and expenses of US, Mexican and Canadian counsel to the Administrative Agent and financial advisors to the Administrative Agent and all appraisal, inspection and other costs incurred by the Administrative Agent) and (ii) each Lender for all reasonable out-of-pocket travel expenses of, and fees and expenses of counsel to, such Lender, in each case, incurred in connection with the Loan Documents, including without limitation this Amendment.

7.            Release.  In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Amendment, each of the undersigned Loan Parties hereby releases and forever discharges the Administrative Agent, the Lenders and each of the Administrative Agent’s and the Lenders’ predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the undersigned Loan Parties may have or claim to have against any entity or other Person within the Lender Group.
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8. Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

9. Representations and Warranties; No Default.  Each undersigned Loan Party represents and warrants to the Administrative Agent and each Lender that (a) any forecasts of cash flows and other projections delivered to the Administrative Agent or any Lender prior to the date hereof reflect the Borrower’s good faith estimate of the matters described therein, (b) the representations and warranties of each undersigned Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events, and (c) after giving effect to this Amendment, no Default exists, including without limitation any Default under Section 8.01(e) of the Credit Agreement.

10. No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

11. Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

12. Amendment, Modification and Waiver.  This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
13. Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Indiana.

[SIGNATURE PAGES FOLLOW]
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IN WITNESS WHEREOF, the parties hereto have caused this Thirteenth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:	CELADON GROUP, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

GUARANTORS:	CELADON TRUCKING SERVICES, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON LOGISTICS SERVICES, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

QUALITY EQUIPMENT LEASING, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON E-COMMERCE, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON GROUP, INC.
THIRTEENTH AMENDMENT

GUARANTORS:	A&S SERVICES GROUP, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

OSBORN TRANSPORTATION, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON CANADIAN HOLDINGS, LIMITED

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

HYNDMAN TRANSPORT LIMITED

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

BEE LINE, INC.

	By:	/s/ Chase Welsh
	Name:	Chase Welsh
	Title:	Secretary

CELADON GROUP, INC.
THIRTEENTH AMENDMENT

GUARANTORS:	BUCKLER TRANSPORT, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON DRIVING ACADEMY, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON REALTY, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

DISTRIBUTION, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

EAGLE LOGISTICS SERVICES INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON GROUP, INC.
THIRTEENTH AMENDMENT

GUARANTORS:	QUALITY COMPANIES LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

TAYLOR EXPRESS, INC.

	By:	/s/ Chase Welsh
	Name:	Chase Welsh
	Title:	Secretary

CELADON GROUP, INC.
THIRTEENTH AMENDMENT

GUARANTORS:	A&S REAL ESTATE HOLDINGS, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

BUCKLER LOGISTICS, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

HUNT VALLEY EQUIPMENT CO., LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

J. DAVID BUCKLER, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

QUALITY INSURANCE LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON GROUP, INC.
THIRTEENTH AMENDMENT

GUARANTORS:	VORBAS, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

A&S KINARD LOGISTICS, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

BUCKLER DISTRIBUTION CENTER, L.P.

	By:	J. David Buckler, Inc., its general partner

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON GROUP, INC.
THIRTEENTH AMENDMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Andrew J. Maidman
	Name:	Andrew J. Maidman
	Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Andrew J. Maidman
	Name:	Andrew J. Maidman
	Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

	By:	/s/ Troy F. Jefferson
	Name:	Troy F. Jefferson
	Title:	Senior Vice President

CITIZENS BANK, N.A., as a Lender

	By:	/s/ Gregory R.D. Clark
	Name:	Gregory R.D. Clark
	Title:	Executive Vice President

CELADON GROUP, INC.
THIRTEENTH AMENDMENT

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